UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2010

NOVATEL WIRELESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31659	86-0824673
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9645 Scranton Road

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 812-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 5, 2010, Novatel Wireless, Inc., a Delaware corporation (the “Company”), England Acquisition Corp., a Delaware corporation (“Merger Sub”), and Enfora, Inc., a Delaware corporation (“Enfora”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, and subject to the satisfaction or waiver of certain conditions, Merger Sub will merge with and into Enfora, and Enfora will become a wholly owned subsidiary of the Company (the “Merger”). Immediately following the entry into the Merger Agreement holders of a majority of Enfora’s common stock and holders of all of Enfora’s preferred stock executed a stockholder consent approving the merger (the “Stockholder Consent”).

On the terms and subject to the conditions of the Merger Agreement, at the time the Merger becomes effective (the “Effective Time”), the Company will pay an amount equal to $64,500,000 subject to adjustment (a) upwards or downwards for the amount by which the working capital of Enfora as of September 30, 2010 is greater or less than $0, and (b) downwards for the outstanding indebtedness of Enfora, and (c) downwards for the fees, costs and expenses incurred by Enfora in connection with the Merger. This Merger consideration will be distributed to the holders of Enfora’s common stock (the “Common Stock”) issued and outstanding immediately prior to the Effective Time, the holders of Enfora’s preferred stock issued and outstanding immediately prior to the Effective Time, the holders of options to acquire shares of Common Stock that are vested with an exercise price per share less than the implied purchase price of a share of Common Stock at the Effective Time (the “Cashed-Out Options”), and the holders of outstanding warrants of Enfora, in accordance with the terms of the Merger Agreement. All outstanding stock options of Enfora will terminate at the Effective Time, subject to the right of holders of the Cashed-Out Options to receive the distributions contemplated by the Merger Agreement.

The Company has also agreed to pay additional consideration equal to $0.48 for each dollar of gross profit in excess of $30,500,000 generated by the Company in the 15-month period from October 1, 2010 to December 31, 2011, not to exceed $6,000,000 in the aggregate.

The completion of the Merger is subject to customary conditions, including, among others, (a) no amendment, modification or repeal of the Stockholder Consent, (b) the absence of certain legal impediments to the Closing, (c) subject to certain materiality exceptions, the accuracy of the representations and warranties made by the Company and Merger Sub, on the one hand, and Enfora, on the other hand, and compliance by the Company, Merger Sub and Enfora with their respective obligations under the Merger Agreement, and (d) the absence of any Material Adverse Change (as defined in the Merger Agreement) since September 30, 2010.

Each of the Company and Merger Sub, on the one hand, and Enfora, on the other hand, has made representations and warranties in the Merger Agreement. The representations and warranties will survive Closing until eighteen months following the Closing, with the exception of certain representations and warranties that will survive the Closing indefinitely. The assertions embodied in the representations and warranties were made by each side for the benefit of the other, and are intended not as statements of fact, but rather as a way of allocating the risk if those statements prove to be incorrect. In particular, the representations and warranties made by the parties in the Merger Agreement have been negotiated among them with the principal purpose of setting forth their respective rights with respect to their obligation to close the Merger should events or circumstances change or be different from those stated in the representations and warranties. Matters may change from the state of affairs contemplated by the representations and warranties. None of the Company, Merger Sub or Enfora undertakes any obligation to publicly release any revisions to the representations and warranties, except as required under U.S. federal or other applicable securities laws.

The Merger Agreement prohibits Enfora from soliciting or knowingly encouraging competing acquisition proposals and requires Enfora to immediately cease or terminate any existing discussions or negotiations with any person (other than the Company) with respect to acquisition proposals. The Company and Enfora each made covenants in the Merger Agreement, including, among others, covenants by Enfora to conduct its business in the ordinary course and in compliance with all applicable laws during the interim period between the execution of the Merger Agreement and the Effective Time.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement has been incorporated herein to provide investors and stockholders with information regarding its terms. It is not intended to provide any other financial information about the Company, Merger Sub, Enfora or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement: were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Merger Sub, Enfora or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 5, 2010, by and between Novatel Wireless, Inc., England Acquisition Corp. and Enfora, Inc.

Forward-Looking Statements

This Form 8-K, including the exhibits filed with this Form 8-K, contains certain forward-looking statements regarding the proposed merger transaction. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. The Company cannot guarantee future results, performance or achievements. Actual results could differ materially from the Company’s expectations. Among the important factors that could cause future events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties related to the Company’s acquisition of Enfora; the completion of the acquisition; the expected benefits of the acquisition; the financial and operational results of the combined company following the acquisition; and other risks described in the Company’s filings with the Securities and Exchange Commission.

The foregoing factors, as well as other factors described in the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K, could cause actual results to differ materially. The filings by the Company identify and address other important factors that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this Form 8-K and in the Company’s other filings. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company is under no duty to update any of the forward-looking statements after the date of this Form 8-K to conform to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVATEL WIRELESS, INC.

By:	/S/ CATHERINE F. RATCLIFFE
Catherine F. Ratcliffe
Senior Vice President, Business Affairs, General Counsel and Secretary

Date: November 10, 2010

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 5, 2010, by and between Novatel Wireless, Inc., England Acquisition Corp. and Enfora, Inc.